UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    September 2, 2009

LEUCADIA NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721	13-2615557
(Commission File Number)	(IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK	10010
(Address of Principal Executive Offices)

212-460-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Form 8-K/A is being filed to file as Exhibit 10.1 the Asset Put Agreement by and among Berkadia III, LLC (now known as Berkadia Commercial Mortgage LLC), Capmark Finance Inc., Capmark Capital Inc., and Capmark Financial Group Inc. and, with respect to Sections 2.5, 10.5, 10.7, 10.11, 10.16 and 10.17 only, Leucadia National Corporation and Berkshire Hathaway Inc. dated as of September 2, 2009 and the exhibits thereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1
Asset Put Agreement by and among Berkadia III, LLC (now known as Berkadia Commercial Mortgage LLC), Capmark Finance Inc., Capmark Capital Inc., and Capmark Financial Group Inc. and, with respect to Sections 2.5, 10.5, 10.7, 10.11, 10.16 and 10.17 only, Leucadia National Corporation and Berkshire Hathaway Inc. dated as of September 2, 2009 and the exhibits thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2010
LEUCADIA NATIONAL CORPORATION

/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	Vice President

EXHIBIT INDEX

10.1           Asset Put Agreement by and among Berkadia III, LLC (now known as Berkadia Commercial Mortgage LLC), Capmark Finance Inc., Capmark Capital Inc., and Capmark Financial Group Inc. and, with respect to Sections 2.5, 10.5, 10.7, 10.11, 10.16 and 10.17 only, Leucadia National Corporation and Berkshire Hathaway Inc. dated as of September 2, 2009 and the exhibits thereto.